UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2024

Compass Digital Acquisition Corp.
(Exact name of registrant as specified in its charter)

Cayman Islands	001-40912	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

195 US HWY 50, Suite 309

Zephyr Cove, NV

(Address of principal executive offices)

89448

(Zip Code)

Registrant’s telephone number, including area code: (214) 526-4423

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share and one-third of one redeemable Warrant	CDAQU	The Nasdaq Stock Market LLC

Class A Ordinary Shares, par value $0.0001 per share	CDAQ	The Nasdaq Stock Market LLC

Warrants, each exercisable for one Class A Ordinary Share for $11.50 per share	CDAQW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.08. Shareholder Director Nominations.

To the extent applicable, the information in Item 8.01 of this Form 8-K is incorporated by reference into this Item 5.08.

Item 8.01. Other Events.

On June 11, 2024, Compass Digital Acquisition Corp. (the “Company”) announced that an extraordinary general meeting in lieu of an annual general meeting of the shareholders will be held in lieu of its 2023 Annual General Meeting of Shareholders (the “Meeting”) at the offices of Ellenoff Grossman & Schole LLP, located at 1345 Avenue of the Americas, 11th Floor, New York, New York 10105. The date of the Meeting will be as set forth in the Company’s definitive proxy statement for the Meeting (the “Definitive Proxy Statement”) to be filed with the U.S. Securities and Exchange Commission (the “SEC”). Pursuant to the Company’s amended and restated memorandum and articles of association currently in effect, and as amended (the “Memorandum and Articles of Association”), shareholders seeking to bring business before the Meeting must deliver such proposals to the Company at: Compass Digital Acquisition Corp., c/o Ellenoff Grossman & Schole LLP, 1345 Avenue of the Americas, 11th Floor, New York, New York 10105, no later than June 21, 2024. Any shareholder proposal must also comply with the requirements of the law of the Cayman Islands, the rules and regulations promulgated by the SEC and the Memorandum and Articles of Association. Under the Memorandum and Articles of Association and the law of the Cayman Islands, no business other than as set forth in the Definitive Proxy Statement may be transacted at the Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMPASS DIGITAL ACQUISITION CORP.

By:	/s/ Nick Geeza
Name:	Nick Geeza
Title:	Chief Financial Officer

Date: June 11, 2024